EXHIBIT 10.136

DISTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT

 DISTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of February 24, 2005 (the "Agreement"), by and among LUNA POWER COMPANY, LLC, a Delaware limited liability company (the "Company"), TUCSON ELECTRIC POWER COMPANY, an Arizona corporation ("TEP"), PNMR DEVELOPMENT AND MANAGEMENT CORPORATION, a New Mexico corporation ("PNMR Development"), and PHELPS DODGE ENERGY SERVICES, LLC, a Delaware limited liability company ("PDES") (TEP, PNMR Development and PDES are sometimes individually referred to herein as a "Participant" and collectively as the "Participants").

RECITALS

1.                  On November 12, 2004, PNM Resources, Inc. ("PNMR"), PDES and TEP purchased all right, title and interest in and to the Company (formerly known as Duke Energy Luna, LLC) which owns a partially constructed approximately 570 MW (nominal) combined cycle natural gas-fired electric generation facility located in Luna County, New Mexico (together with all contract rights, Permits, water rights and other related assets, the "Luna Energy Facility" or the "Project").

2.                  On the same date, PNMR, PDES and TEP entered into a Transaction Agreement setting out their mutual intent, as the purchasers of the Company, to, among other things, make one or more in-kind distributions to each of the Participants (or, in the case of PNMR, to an affiliate) of the assets and properties of the Company so that each of the Participants (or its designee) would own a thirty-three and one third percent (33 1/3%) undivided ownership interest in such assets and properties.

3.                  Pursuant to the Transaction Agreement and resolutions duly adopted by PNMR, PDES and TEP on or prior to the date hereof, the Company desires to convey a thirty-three and one third percent (33 1/3%) undivided ownership interest in certain assets and properties owned by the Company, as more particularly described below, and PNMR Development, PDES and TEP desire to assume all obligations of the Company under the assigned assets identified below.

4.                  Capitalized terms used herein without definition shall have the meanings assigned to them for purposes of the Transaction Agreement.

NOW THEREFORE, it is agreed as follows:

1.   Assignment and Conveyance of Undivided Interests.  The Company hereby distributes, assigns, transfers and conveys to each of PNMR Development, PDES, and TEP, respectively, an equal 33 1/3% undivided interest in the Luna Energy Facility (but excluding the Excluded Assets referred to in Section 2), including, without limitation, each of the following assets and properties associated therewith, and the Participants hereby accept such interest:

A.            The real property identified as the "Power Plant Site" and the real property identified as the "Wellfield Sites" (including water rights associated therewith), all as more particularly described in Schedule 1A hereto;

B.             The permits identified in Schedule 1B hereto, subject to appropriate regulatory notifications, filings, or other requirements, if any (it being understood that certain permits may be in the name of the Operating Agent);

C.            The contracts set forth in Schedule 1C hereto; and

D.            The personal property and equipment described in Schedule 1D hereto.

2.  Excluded Assets.  The assignment and conveyance made pursuant to Section 1 shall expressly exclude the following assets or properties (the "Excluded Assets"), ownership of which Excluded Assets shall remain in the Company until such time as the Company, through its Members, shall determine to distribute such assets or properties to the Participants:

A.             The easements, licenses and rights-of-way (the "Easements") described in Schedule 2A hereto; and

B.              The contracts (the "Excluded Contracts") described in Schedule 2B hereto.

3.         No Additional Consideration. No additional consideration shall be paid by the Participants to the Company in connection with the assignment and conveyance provided for herein.

4.         Assumption of Obligations.  The Participants agree to assume and to be bound by and to perform all of the terms and conditions, covenants and undertakings of the permits and contracts that are the subject of this Agreement.

5.         Proration of taxes.  Taxes that may be payable with respect to any of the assets being assigned and conveyed pursuant to this Agreement shall be prorated among the Participants in accordance with the Participants' undivided ownership interests.

6.         Further Assurances.  The Company and the Participants shall at any time and from time to time and without additional consideration take such actions and deliver such documents as may be necessary to effectuate the purposes of this Agreement.  In particular, they shall execute all deeds and other instruments that may be required to carry into the effect the purposes of this Agreement.

7.         Governing Law.  This Agreement is subject to New Mexico law, without regard to conflicts of law principles.

8.         Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one original.  This Agreement may also be executed by facsimile signature and any such executed copies shall be deemed executed and delivered and fully enforceable.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the undersigned have executed this Distribution, Assignment and Assumption Agreement as of the 24th day of February, 2005.

LUNA POWER COMPANY, LLC

 By:  /s/  Choi Lee
Name:  Choi Lee
Title:  Manager

PHELPS DODGE ENERGY SERVICES, LLC

 By:  /s/ Choi Lee
Name: Choi Lee
Title: Vice President

TUCSON ELECTRIC POWER COMPANY

By: /s/ Michael J. DeConcini
Name: Michael J. DeConcini
Title: Senior Vice President

PNMR DEVELOPMENT AND MANAGEMENT CORPORATION

By: /s/ Hugh W. Smith
Name: Hugh W. Smith
Title: President

Schedule 1A

Description of Power Plant Site

The Southwest ¼ of the Southwest ¼, the Northwest ¼ of the Southwest ¼, and the Southeast ¼ of the Southwest ¼ of Section 16, Township 23 South, Range 9 West, New Mexico Prime Meridian, Luna County, New Mexico, being more particularly described as follows:

BEGINNING at the Southwest Corner, a found 5/8" rebar, which is common with the Southwest corner of said Section 16, on the center line of Arrowhead Drive, a 60' wide roadway, THENCE N 02䓣'21" E a distance of 1319.89 feet along the West line of the said Southwest ¼ of the Southwest ¼ to a found Culak Surv-Kap, THENCE N 02䓤'05" E a distance of 1319.51 feet along the West line of the Northwest ¼ of the Southwest ¼ to a Culak Surv-Kap at the Northwest corner of the said Northwest ¼ of the Southwest ¼, THENCE S 88䓢'28" E a distance of 1321.25 feet along the North line of the said Northwest ¼ of the Southwest ¼ to a found Culak Surv-Kap at the Northeast corner of the said Northwest ¼ of the Southwest ¼, THENCE S 02$#17636'30" W a distance of 1322.37 feet along the East line of the said Northwest ¼ of the Southwest ¼ to a found Culak Surv-Kap at the Southeast corner of the said Northwest ¼ of the Southwest ¼, THENCE S 88$#17629'34" E a distance of 1320.57 feet along the North line of the said Southeast ¼ of the Southwest ¼ to a found Culak Surv-Kap at the Northeast corner of the said Southeast ¼ of the Southwest ¼, THENCE S 02$#17635'23" W a distance of 1325.04 feet along the East line of the said Southeast ¼ of the Southwest ¼ to a found P/K nail in rock at the South ¼ of said Section 16 on the centerline of the said Arrowhead Drive, THENCE N 88$#17621'36" W a distance of 2641.50 feet along the South line of said Section 16 and the centerline of said Arrowhead Drive to the PLACE OF BEGINNING, containing 120.221 acres, more or less.

Description of Wellfield Sites

The real property and/or water rights described in the following deeds and other instruments of record:

1.             Warranty Deed from Steve and Lorraine Franzoy to Duke Energy Luna, LLC dated April 9, 2002, filed at Reception Number 2002-01826 in the Real Property Records of Luna County, New Mexico

2.             General Warranty Deed from Donald R. and Lila M. Gardner to Duke Energy Luna, LLC dated February 15, 2002 filed at Reception Number 2002-00897 in the Real Property Records of Luna County, New Mexico

3.             Special Warranty Deed from Forrest H. Hill to Duke Energy Luna, LLC dated October 17, 2001 filed in the State of New Mexico, County of Luna Reception Number 2001-05183

4.             Warranty Deed from Hurt Cattle Company, Inc. to Duke Energy Luna, LLC dated October 4, 2001 filed at Reception Number 2001-04909 in the Real Property Records of Luna County, New Mexico

5.             General Warranty Deed from James W. and Juanita H. Lang to Duke Energy Luna, LLC dated June 6, 2002 at Reception No. 2002-02852 in the Real Property Records of Luna County, New Mexico

6.             Warranty Deed from Bert W. Timmons to Duke Energy Luna, LLC dated January 23, 2002 filed at Reception No. 2002-00424 in the Real Property Records of Luna County, New Mexico

7.             Special Warranty Deed from Ward T. Bell to Duke Energy Luna, LLC dated March 12, 2002 field at Reception No. 2002-01440 in the Real Property Records of Luna County, New Mexico

8.             Warranty Deed from Owen W. and Elizabeth A. Barker to Duke Energy Luna, LLC dated October 5, 2001 filed at Reception No. 2001-04919 in the Real Property Records of Luna County, New Mexico

9.             Special Warranty Deed from Shelby C. Phillips, III to Duke Energy Luna, LLC dated October 30, 2001 filed in State of New Mexico, County of Luna Reception Number 2001-05532

10.           Warranty Deed from Kent and Vivian Nicoll to Duke Energy Luna, LLC dated January 7, 2002 filed at Reception No. 2002-00087 in the Real Property Records of Luna County, New Mexico

11.           General Warranty Deed from J. Arza Nicoll to Duke Energy Luna, LLC dated January 18, 2002 filed in the State of New Mexico, County of Luna Reception Number 2002-00319

12.           Correction Warranty Deed from Paul I. and Brenda L. Offutt to Duke Energy Luna, LLC dated May 31, 2002 filed at Reception Number 2002-02693 in the Real Property Records of Luna County, New Mexico

13.           Special Warranty Deed from Olin J. and Ruth J. Offutt as Trustees of the Olin J. Offutt and Ruth Offutt Revocable Trust dated November 1, 1995 to Duke Energy Luna, LLC dated November 16, 2001 filed at Reception No. 2002-00284 in the Real Property Records of Luna County, New Mexico

14.           General Warranty Deed from Edmund E. and Alice Ogaz to Duke Energy Luna, LLC dated April 24, 2002 filed at Reception No. 2002-02076 in the Real Property Records of Luna County, New Mexico

15.           General Warranty Deed from Gilbert J. and Catherine C. Cramer Revocable Trust to Duke Energy Luna, LLC dated January 17, 2002 filed at Reception No. 2002-00285 in the Real Property Records of Luna County, New Mexico

16.           Special Warranty Deed from Ruben V. and Antonia P. Diaz to Duke Energy Luna, LLC dated March 1, 2002 filed at Reception No. 2002-01169 in the Real Property Records of Luna County, New Mexico

17.           General Warranty Deed from Louisa B. Valdespino to Duke Energy Luna, LLC dated January 24, 2002 filed at Reception No. 2002-00413 in the Real Property Records of Luna County, New Mexico

18.           Special Warranty Deed from Raymond and Carol L. Viramontes to Duke Energy Luna, LLC dated November 15, 2001 filed at Reception Number 2001-05740 in the Real Property Records of Luna County, New Mexico

19.           Special Warranty Deed from Bobby D. and Barbara June Waldrop to Duke Energy Luna, LLC dated May 29, 2002 filed at Reception No. 2002-02658 in the Real Property Records of Luna County, New Mexico

20.           Special Warranty Deed from Bobby D. and Barbara June Waldrop to Duke Energy, LLC dated October 29, 2001 filed in the State of New Mexico, County of Luna Reception Number 2001-05293

21.           Change of Ownership of Water Right of No.  M-1730 from Steve and Lorraine Franzoy to Duke Energy Luna, LLC filed at Reception No. 2002-06403 in the Real Property Records of Luna County, New Mexico

22.           Change of Ownership of Water Right No.  M-526-A from Forrest H. Hill to Duke Energy Luna, LLC filed at Reception No. 2002-06364 in the Real Property Records of Luna County, New Mexico

23.           Water Rights Warranty Deed from Hurt Cattle Company, Inc. to Duke Energy Luna, LLC dated July 12, 2002 filed at Reception number 2002-03584 in the Real Property Records of Luna County, New Mexico

24.           Change of Ownership of Water Right No.  M-448 et al, from Hurt Cattle Company to Duke Energy Luna, LLC filed at Reception No. 2002-06500 in the Real Property Records of Luna County, New Mexico

25.           Change of Ownership of Water Right No. M-253 from James W. and Juanita H. Lang to Duke Energy Luna, LLC

26.           Change of Ownership of Water Right No. M-545 from Bert W. Timmons to Duke Energy Luna, LLC filed at Reception No. 2002-06352 in the Real Property Records of Luna County, New Mexico

27.           Change of Ownership of Water Right No.  M-480 from Ward T. Bell and Linda M. Bell to Duke Energy Luna, LLC filed at Reception No. 2002-06501 in the Real Property Records of Luna County, New Mexico

28.           Change of Ownership of Water Right No.  M-460, et al, from Owen W. Barker and Elizabeth A. Barker to Duke Energy Luna, LLC filed at Reception No. 2002-06518 in the Real Property Records of Luna County, New Mexico

29.           Change of Ownership of Water Right No.  M-1715 from Shelby C. Phillips, III to Duke Energy Luna, LLC filed at Reception No. 2002-06505 in the Real Property Records of Luna County, New Mexico

30.           Change of Ownership of Water Right No. M-456 from Shelby C. Phillips, III to Duke Energy Luna, LLC filed at Reception No. 2002-06504 in the Real Property Records of Luna County, New Mexico

31.           Change of Ownership of Water Right No. M-455 from Shelby C. Phillips, III to Duke Energy Luna, LLC filed at Reception No. 2002-06503 in the Real Property Records of Luna County, New Mexico

32.           Change of Ownership of Water Right No. M-454 from Shelby C. Phillips, III to Duke Energy Luna, LLC filed at Reception No. 2002-06502 in the Real Property Records of Luna County, New Mexico

33.           Change of Ownership of Water Right No. M-531 from Joseph K. Nicoll to Duke Energy Luna, LLC filed at Reception No. 2002-06354 in the Real Property Records of Luna County, New Mexico

34.           Change of Ownership of Water Right No. M-532 from Joseph K. Nicoll to Duke Energy Luna, LLC filed at Reception No. 2002-06353 in the Real Property Records of Luna County, New Mexico

35.           Change of Ownership of Water Right No. M-527 from J. Arza Nicoll to Duke Energy Luna, LLC filed at Reception No. 2002-06404 in the Real Property Records of Luna County, New Mexico

36.           Change of Ownership of Water Right No. M-483 from Olin J. Offutt to Duke Energy Luna, LLC filed at Reception No. 2002-06507 in the Real Property Records of Luna County, New Mexico

37.           Change of Ownership of Water Right No. M-493 from Edmund E. Ogaz to Duke Energy Luna, LLC filed at Reception No. 2002-06499 in the Real Property Records of Luna County, New Mexico

38.           Change of Ownership of Water Right No. M-526 from Gilbert T. Cramer to Duke Energy Luna, LLC filed at Reception No. 2002-06401 in the Real Property Records of Luna County, New Mexico

39.           Change of Ownership of Water Right No. M-442 et al. from Ruben V. and Antonia P. Diaz to Duke Energy Luna, LLC filed at Reception No. 2002-06399 in the Real Property Records of Luna County, New Mexico

40.           Change of Ownership of Water Rights No. M-533 (M-534) from Louisa B. Valdespino to Duke Energy Luna, LLC filed at Reception No. 2002-06355 in the Real Property Records of Luna County, New Mexico

41.           Change of Ownership of Water Right No. M1649 from Raymond and Carol L. Viramontes to Duke Energy Luna, LLC filed at Reception No. 2002-06517 in the Real Property Records of Luna County, New Mexico

42.           Change of Ownership of Water Right No. M-478 from Raymond and Carol Viramontes to Duke Energy Luna, LLC filed at Reception No. 2002-06356 in the Real Property Records of Luna County, New Mexico

43.           Change of Ownership of Water Right No. M-462-A from Bobby D. and Barbara J. Waldrop to Duke Energy Luna, LLC filed at Reception No. 2002-06506 in the Real Property Records of Luna County, New Mexico

44.           Change of Ownership of Water Right No. M-480-A from Bobby D. and Barbara J. Waldrop to Duke Energy Luna, LLC filed at Reception No. 2002-06510 in the Real Property Records of Luna County, New Mexico

45.           Letter dated September 24, 2002 from Modrall Sperling (Counsel for Duke Energy Luna, LLC) to the New Mexico State Engineer Office withdrawing Application to Change Place and Purpose of Use of Underground Water No. M-496

46.           Change of Ownership of Water Rights from Donald L. and Lila M. Garner to Duke Energy Luna, LLC filed at Reception No. 2002-06402 in the Real Property Records of Luna County, New Mexico

47.           The permits set forth in items 13-40 on Schedule 1B.

Schedule 1B

Permits

Unexpired Permits

1.             Order of the New Mexico Public Regulation Commission dated October 27, 2000 accepting the Stipulation prepared by Duke Energy Luna, LLC, the Staff of the Utility Division of the New Mexico Public Regulation Commission, the New Mexico Industrial Energy Consumers, and Public Service Company of New Mexico, submitted to the New Mexico Public Regulation Commission on October 17, 2000

2.             Final Order of the New Mexico Public Regulation Commission dated March 27, 2001 approving the siting and location of the Luna Energy Facility and associated 3,200 feet of 345 kV connecting transmission line

3.             Prevention of Significant Deterioration Permit No. PSD-NM-2450 issued December 29, 2000 from the State of New Mexico Environment Department Air Quality Bureau

4.             Prevention of Significant Deterioration Permit No. PSD-NM-2450-M1 issued June 11, 2002 from the State of New Mexico Environment Department Air Quality Bureau

5.             Administrative Permit Revision to Prevention of Significant Deterioration Permit No. PSD-NM-2450-M1 issued May 29, 2003 from the State of New Mexico Environment Department Air Quality Bureau

6.             Acid Rain Permit No. P209A issued to Duke Energy Luna, LLC by the State of New Mexico Environment Department Air Quality Bureau dated January 24, 2001

7.             Permit No. 4844 to Construct a Dam (for evaporation ponds) issued to Duke Energy Luna, LLC by the State of New Mexico Office of the State Engineer on January 23, 2002

8.             Certificate of Construction and Operation and Proof of Completion (for OSE File No. 4844) issued February 12, 2004 by the State of New Mexico Office of the State Engineer (for the evaporation ponds)

9.             Notification from US EPA dated September 15, 2004 issued to Duke Energy Luna, LLC acknowledging receipt of Notice of Intent for coverage under the NPDES General Permit for Storm Water Discharges from Construction Activity.  Coverage under the permit for the plant site began on December 22, 2003.

10.           Undated letter from the New Mexico Environment Department Hazardous Waste Bureau acknowledging receipt of RCRA Notification of Regulated Waste Activity and issuing EPA ID Number NMR000006338 to Duke Energy Luna, LLC

11.           Discharge Plan Approval issued by the State of New Mexico Environment Department to Duke Energy Luna, LLC dated February 22, 2001

12.           Determination of No Hazard to Air Navigation issued to Duke Energy Luna, LLC by the Federal Aviation Administration dated April 12, 2001 (Transmission towers or plant stacks in existing utility corridor)

13.           Permit to Change Place and Purpose of Use of Well M-1730 dated September 23, 2002 issued by the State of New Mexico State Engineer Office. (Property conveyed by Franzoy)

14.           Permit to Change Place and Purpose of Use No. M-526-A dated October 17, 2001 issued by the State of New Mexico State Engineer Office  (Property conveyed by Hill)

15.           Permit to Change Location of Well No. M-526-S dated July 10, 2002 issued by the State of New Mexico State Engineer Office  (Property conveyed by Hill)

16.           Permit to Change Place and Purpose of use of underground waters (File Nos. M-448, M-469, M-474) dated February 20, 2001 as amended by State Engineer Order and Revised Permit (File Nos. M-166 and M-167, and M-448, M-469 and M-474) dated April 3, 2001

(a)           Permit to Change Location of Well No. M-469 dated October 15, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Hurt Cattle Co.)

(b)           Permit to Change Location of Well No. M-469-S-2 dated October 15, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Hurt Cattle Co.)

17.           Permit to Change Place and Purpose of Use No. M-253 dated May 29, 2002 issued by the State of New Mexico State Engineer Office  (Property conveyed by Lang)

18.           Permit to Change Place and Purpose of Use No. M-545 dated May 29, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Timmons)

19.           Permit to Change Place and Purpose of Use No. M-480 dated November 28, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Bell)

20.           Permit to Change Location of Well No. M-460-S-2 dated April 8, 2002 issued by the State of New Mexico State Engineer Office  (Property conveyed by Barker)

21.           Permit to Change Place and Purpose of Use No. M-1715 dated October 17, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Phillips)

22.           Permit to Change Place and Purpose of Use No. M-456 dated October 17, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Phillips)

(a)           Permit to Change Location of Well No. M-456 dated August 27, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Phillips.)

23.           Permit to Change Place and Purpose of Use No. M-456-S dated May 28, 2002 issued by the State of New Mexico State Engineer Office  (Property conveyed by Phillips)

24.           Permit to Change Place and Purpose of Use No. M-456-S-2 dated May 9, 2002 issued by the State of New Mexico State Engineer Office  (Property conveyed by Phillips)

25.           Permit to Change Location of Well M-455-S-2 dated May 9, 2002 issued by the State of New Mexico State Engineer Office  (Property conveyed by Phillips)

26.           Permit to Change Place and Purpose of Use No. M-455 dated October 17, 2001 issued by the State of New Mexico State Engineer Office

27.           Permit to Change Place and Purpose of Use No. M-454 dated September 14, 2001 issued by the State of New Mexico State Engineer Office  (Property conveyed by Phillips)

(a)           Permit to Change Location of Well No. M-454-S dated June 12, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Phillips)

28.           Permit to Change Place and Purpose of Use No. M-531 dated October 17, 2001 issued by the State of New Mexico State Engineer Office  (Property conveyed by Kent Nicoll)

29.           Permit to Change Place and Purpose of Use No. M-532 dated October 17, 2001 issued by the State of New Mexico State Engineer Office  (Property conveyed by Kent Nicoll)

(a)            Permit to Change Location of Well No. M-532-S dated July 16, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Kent Nicoll)

30.           Permit to Change Location of Well M-527 dated January 10, 2003 issued by the State of New Mexico State Engineer Office (Property conveyed by Nicoll)

31.           Permit to Change Location of Well  No. M-527-S-2 January 10, 2003 issued by the State of New Mexico State Engineer Office  (Property conveyed by J. Arza Nicoll)

32.           Permit to Change Place and Purpose of Use No. M-483 dated October 17, 2002 issued by the State of New Mexico State Engineer Office  (Property conveyed by Offutt)

33.           Permit to Change Place and Purpose of Use No. M-526 dated November 28, 2001 issued by the State of New Mexico State Engineer Office  (Property conveyed by Cramer)

(a)           Permit to Change Location of Well No. M-526-S-4 dated June 12, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Cramer)

34.           Permit to Change Place and Purpose of Use No. M-442 dated May 22, 2002 issued by the State of New Mexico State Engineer Officer  (Property conveyed by Diaz)

35.           Permit to Change Location of Well No. M-442-S-5 dated October 11, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Diaz)

36.           Permit to Change Place and Purpose of Use No. M-533 (M-534) dated April 10, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Valdespino)

(a)            Permit to Change Location of Well No. M-533 dated June 12, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Valdespino.)

37.           Permit to Change Place and Purpose of Use No. M-1649 dated September 14, 2001 issued by the State of New Mexico State Engineer Office  (Property conveyed by Viramontes)

38.           Permit to Change Location of Well No. M-478-S dated July 10, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Viramontes)

39.           Permit to Change Place and Purpose of Use No. M-462-A dated October 17, 2001 issued by the State of New Mexico State Engineer Office  (Property conveyed by Waldrop)

40.           Permit to Change Place and Purpose of Use No. M-480-A dated October 17, 2001 issued by the State of New Mexico State Engineer Office  (Property conveyed by Waldrop)

(a)           Permit to Change Location of Well No. M-480-A dated May 21, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Waldrop)

41.           Temporary Certificate of Occupancy issued to Duke Energy Luna, LLC by the City of Deming on September 16, 2004 for the Administration Building

42.           Temporary Certificate of Occupancy issued to Duke Energy Luna, LLC by the City of Deming on September 16, 2004 for the Warehouse (Storage Building)

43.           Application for Permit to the Use of County Right‑of‑Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved July 1, 2002 (Permit 2002-60)

44.           Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved July 1, 2002 (Permit 2002-61)

45.           Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved July 1, 2002 (Permit 2002-62)

46.           Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved July 1, 2002 (Permit 2002-63)

47.           Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-8)

48.           Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-9)

49.           Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-10)

50.           Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-11)

51.           Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-12)

52.           Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-14)

53.           Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-15)

54.           Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-16)

55.           Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-16A)

56.           Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved March 22, 2002 (Permit 2002-27)

57.           Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved March 22, 2002 (Permit 2002-28)

58.           Application for Driveway Permits submitted by Duke/Fluor Daniel to the Luna County Road Department, approved July 31, 2001:

(a)           Permanent Plant Entrance Road

(b)           Permanent Gas Yard Entrance Road

(c)           Temporary Construction Road #1

(d)           Temporary Construction Road #2

(e)            Temporary Construction Road #3

59.           Utility Permit Approvals issued to Duke Energy Luna, LLC by the New Mexico State Highway and Transportation Department dated January 13, 2003:

(a)            Permit No. 1-01-182, New Mexico Highway 418, Mile Marker 3.1

(b)            Permit No. 1-01-183, U.S. Highway 180, Mile Marker 164.6

(c)            Permit No. 1-01-185, Interstate 10, Mile Marker 79.46

(d)            Permit No. 1-02-11, Loop 22 (U.S. Highways 70 and 80), Mile Marker 2.7

(e)            Permit No. 1-02-21, Interstate 10, between Mile Markers 83.63 and 83.7

Expired Permits

60.           Utility Permit Approvals issued to Duke Energy Luna, LLC by the New Mexico State Highway and Transportation Department:

(a)                Permit No. 1-02-172, New Mexico Highway 418, Mile Marker 10.3, issued    August 12, 2002

(b)               Permit No. 1-02-176, Interstate 10, Mile Marker 78.69, issued August 15, 2002

61.           NPDES Storm Water Construction Permit issued to Duke Energy Luna, LLC by the United States Environmental Protection Agency on September 12, 2001 for construction on plant site (expired upon issuance of new General Permit in July 2003.  Coverage obtained under new General Permit, see Item 9 of Schedule 1B).

62.           NPDES Storm Water Construction Permit (Tracking No. NMR10C158) issued to Duke Energy Luna, LLC by the United States Environmental Protection Agency on December 5, 2001 for construction of water pipeline (terminated on September 2, 2002)

63.           NPDES Storm Water Construction Permit (Tracking No. NMR10C396) issued to Framatome ANP DE&S by the United States Environmental Protection Agency for construction at the Deming wastewater treatment plant (terminated on November 26, 2002)

64.           Hydrostatic Test Water Discharge Permit HI-079 issued to Duke Energy Luna, LLC by the New Mexico Energy, Minerals and Natural Resources Department on August 14, 2002 (never activated)

Schedule 1C

Contracts

1.             Long Term Service Agreement between General Electric International, Inc. and Duke    Energy Luna, LLC dated June 29, 2001

2.             Global Amendment to Long Term Service Agreements between Duke Energy Global Markets, Inc. and General Electric International, Inc. dated December 9, 2002

3.             Global Amendment #2 to Long Term Service Agreements between Duke Energy Luna, LLC et al and General Electric International, Inc. dated March 26, 2004

4.             Wastewater Treatment and Emergency Water Cooperative Agreement between Duke Energy Luna, LLC and the City of Deming, New Mexico dated December 12, 2003

5.             Electric Line Extension Agreement (Company-Built System) between Public Service Company of New Mexico and Duke Energy Luna, LLC dated April 20, 2002

6.             Electric Line Extension Revenue Credit Guarantee Agreement between Public Service Company of New Mexico and Duke Energy Luna, LLC dated April 20, 2002

7.             Operating and Maintenance Agreement between El Paso Natural Gas Company and Duke Energy Luna, LLC dated June 25, 2002 (to extent still in effect)

8.             Letter Agreement for the Construction, Operation and Ownership of the Deming Power Plant Delivery Point between El Paso Natural Gas Company and Duke Energy Luna, LLC dated June 25, 2002 (to extent still in effect)

9.             Letter Agreement for Provision of Onsite Metering Data Signals at the Deming Power Plant Delivery Point metering Facilities between El Paso Natural Gas Company and Duke Energy Luna, LLC dated June 25, 2002 (to extent still in effect)

10.           Assignment and Assumption of Certain Rights and Obligations from Duke Energy North America, LLC to Duke Energy Luna, LLC dated August 10, 2001

11.           Letter dated March 12, 2002 from Duke Energy North America, LLC to General Electric Company confirming the assignment of combustion and steam turbines to Duke Energy Luna, LLC

12.           Purchase Order No. 70923-2-4001 dated October 1, 2001 issued by Duke Energy North America, LLC to General Electric Company for the purchase of two combustion turbines.

13.           Purchase Order #70923-2-4002 dated October 1, 2001 issued by Duke Energy North America, LLC to General Electric Company for the purchase of one steam turbine.

14.           Verbal agreement with Luna County to allow Duke Energy Luna, LLC to place a temporary sign along the County Road commonly known as Arrowhead Drive.

15.           Purchase orders for leases of trailers and storage units.

16.           Special Warranty Deed from City of Deming, New Mexico to Duke Energy Luna, LLC, dated as of the Closing Date, to be recorded on the Closing Date in the Real Property Records of Luna County, New Mexico.

17.           Purchase Orders with Pro Force for security services dated December 18, 2002 and December 12, 2003, supplemented by letter dated December 17, 2002.

18.           Electricity, water and other minor utility services contracts.

19.           New Mexico One Call contract (notification to begin digging).

Schedule 1D

Facility Personal Property and Equipment

1.              Two (2) General Electric model 7241 combustion turbine generators coupled with two (2) hydrogen cooled GE 7FH2 generators (CTGs), plus auxiliary equipment and systems. The combustion turbines are natural gas fuel only with a dry low NOx combustion system.  The combustion turbine and auxiliaries are packaged for outdoor installation.

2.             The Stellar Group combustion turbine inlet air chiller system.

3.             Two (2) Erie Power Technology Inc (formerly Aalborg) heat recovery steam generators (HRSGs) and accessories for each combustion turbine.  Each HRSG is a duct-fired, three-pressure, reheat, natural circulation type with horizontal gas flow and vertical tubes.  Each HRSG has a selective catalytic reduction (SCR) system (excluding catalyst).

4.              Main steam system and STG by-pass steam system (for start-up, shut-down and upset conditions).

5.             One (1) General Electric steam turbine generator (STG) with accessories and auxiliary systems.  The steam turbine is a 3600 rpm, reheat, double flow, down exhaust type turbine with a hydrogen cooled GE 324 Generator.

6.             Boiler feedwater pumps.

7.             Condensate tank and pumps.

8.             Components of a natural gas supply system consisting of lateral piping, metering station parts, pressure regulator, natural gas treatment and heating equipment, and supply piping to the combustion turbines, duct burners, and auxiliary users.

9.             Components of a boiler feedwater treatment system.

10.           Boiler blowdown equipment and tanks.

11.           Chemical feed equipment for boiler feedwater.

12.           Natural gas fired auxiliary boiler.

13.           Red Mountain well field water system, including the water production wells located on the Wellfield Sites listed in Schedule 1A, storage tank, pumping station with pump house, and well field gathering and pumping equipment with DCS interface.

14.           Sequencing Batch Reactor (SBR) system for treating City effluent, with lift stations and pumping equipment to move gray water to the Power Plant Site.

SBR system components may vary upon design completion.  NOTE: Pursuant to the Wastewater Treatment and Emergency Water Cooperative Agreement between Duke Energy Luna, LLC and the City of Deming, New Mexico dated December 12, 2003, title to this system vests in the City of Deming upon completion of construction and acceptance by the City of Deming.

15.           Generator electrical equipment including three (3) 345KV main step-up transformers and three (3) 18 kV generator circuit breakers and associated 18 kV isolated phase bus ducts.

16.           On-site electrical interconnection equipment.

17.           Electrical system including two (2) unit auxiliary transformers, 4,160V switchgear, 480V switchgear, 4,160V-480V station service transformers, 480V MCCs and 125V AC system.

18.           120V AC uninterruptible power supply (UPS) system.

19.           125 Volt DC power system.

20.           One (1) emergency station power diesel generator.

21.           Continuous Emission Monitoring System (CEMS) for each HRSG stack.

22.           Plant control system equipment including distributed control system (DCS) equipment.

23.           Plant/instrument air system equipment.

24.           Plant utility systems equipment including components of service water system, wastewater system, water treatment system, and plant fire protection system.

25.           Administration/Main Control Room Building

26.           Warehouse/Maintenance Building

27.           Fire/Pump House

28.           Power Distribution Centers

29.           Six (6) 2001 Kawasaki Mules, Model #KAF300-C5, VIN#s JK1AFBC161B533733, JK1AFBC171B529433, JK1AFBC101B533758, JK1AFBC101B533761, JK1AFBC161B533716, JK1AFBC171B533742

30.           2002 Ford Explorer VIN #1FMDU74W22UB33380

31.           All other equipment, parts, systems, materials and other personal property not specified Items 1-30 which comprise part of or are otherwise located on, in or under the power plant, the Power Plant Site, the Wellfield Sites or the Easements.

Schedule 2A

Easements, Licenses and Rights-of-Way

The easements, licenses and rights-of-way (the "Easements") described in the following instruments:

1.             Easement Agreement granted by Asarco Incorporated to Duke Energy Luna, LLC dated April 5, 2002 filed at Reception No. 2002-06357 in the Real Property Records of Luna County, New Mexico

2.             Grant of Easement from the City of Deming, New Mexico to Duke Energy Luna, LLC dated December 9, 2002 filed at Reception Number 2003-03114 in the Real Property Records of Luna County, New Mexico

3.             Easement Agreement between The Burlington Northern and Santa Fe Railway Company and Duke Energy Luna, LLC dated August 31, 2001 recorded at Reception No. 2001-04408 in the Real Property Records of Luna County, New Mexico

4.             Letter Agreement for Longitudinal Easements between The Burlington Northern and Santa Fe Railway and Duke Energy Luna, LLC dated August 28, 2001

5.             Grant of Right of Way No. RW-27927 from State of New Mexico Commissioner of Public Lands to Duke Energy Luna, LLC dated February 6, 2002 recorded at Reception No. 2002-06393 in the Real Property Records of Luna County, New Mexico

6.             Option and Easement Agreement by and between Velva and Lawrence Hurt and Duke Energy Luna, LLC dated June 19, 2001 filed at Reception number 2001-05089 in the Real Property Records of Luna County, New Mexico

7.             Amendment to Option and Easement Agreement between Velva and Lawrence Hurt and Duke Energy Luna, LLC dated December 27, 2001 recorded at Luna Reception No. 2002-01265 in the Real Property Records of Luna County, New Mexico

8.             Easement Agreement between Shelby C. Phillips, III and Duke Energy Luna, LLC dated May 14, 2002 recorded at Reception No. 2002-06358 in the Real Property Records of Luna County, New Mexico

9.             Easement Agreement between Shelby C. Phillips, III and Duke Energy Luna, LLC dated May 14, 2002 recorded at Reception No. 2002-06359 in the Real Property Records of Luna County, New Mexico

10.           Easement Agreement between Shelby C. Phillips, III and Duke Energy Luna, LLC dated May 14, 2002 recorded at Reception No. 2002-06360 in the Real Property Records of Luna County, New Mexico

11.           Easement Agreement between Shelby C. Phillips, III and Duke Energy Luna, LLC dated June 10, 2002 recorded at Reception No. 2002-06361 in the Real Property Records of Luna County, New Mexico

12.           Easement Agreement between Shelby C. Phillips, III and Duke Energy Luna, LLC dated June 10, 2002 recorded at Reception No. 2002-06362 in the Real Property Records of Luna County, New Mexico

13.           Option and Easement Agreement between Duane Rigg and Duke Energy Luna, LLC dated June 19, 2001 recorded at Reception No. 2001-05086 in the Real Property Records of Luna County, New Mexico

14.           Amendment to Option and Easement Agreement between Duane Rigg and Duke Energy Luna, LLC dated January 8, 2002 recorded at Reception No. 2002-01264 in the Real Property Records of Luna County, New Mexico

15.           Option and Easement Agreement between Wanda Suratgar and Duke Energy Luna, LLC dated June 19, 2001 recorded at Reception No. 2001-05085 in the Real Property Records of Luna County, New Mexico

16.           Amendment to Option and Easement Agreement between Wanda Suratgar and Duke Energy Luna, LLC dated January 29, 2002 recorded at Reception No. 2002-01263 in the Real Property Records of Luna County, New Mexico

17.           Option and Easement Agreement between Vince Turley Walker and Vernon Linus Walker, Jr. and Duke Energy Luna, LLC dated June 19, 2001 recorded at Reception No. 2001-05083 in the Real Property Records of Luna County, New Mexico

18.           Amendment to Option and Easement Agreement between Vince Turley Walker and Vernon Linus Walker, Jr. and Duke Energy Luna, LLC dated December 31, 2001 recorded at Reception No. 2002-01267 in the Real Property Records of Luna County, New Mexico

19.           Option and Easement Agreement between Walter Glen Nabours and Duke Energy Luna, LLC dated June 8, 2001 recorded at Reception No. 2001-02941 in the Real Property Records of Luna County, New Mexico

20.           Amendment to Option and Easement Agreement between Paolo D'Andrea and Sylvia D'Andrea and Duke Energy Luna, LLC dated February 14, 2002 recorded at Reception No. 2002-01612 in the Real Property Records of Luna County, New Mexico

21.           Option and Easement Agreement between Nabours Family Revocable Trust, Kerty Lee Nabours and Velma Arlene Nabours, Trustees and Duke Energy Luna, LLC dated June 8, 2001 recorded at Reception Number 2001-02939 in the Real Property Records of Luna County, New Mexico

22.           Option and Easement Agreement between Walter Glen Nabours and Duke Energy Luna, LLC dated June 8, 2001 recorded at Reception Number 2001-02940 in the Real Property Records of Luna County, New Mexico

23.           Amendment to Option and Easement Agreement between Walter Glen Nabours and Duke Energy Luna, LLC dated February 14, 2002 recorded at Reception Number 2002-01613 in the Real Property Records of Luna County, New Mexico

24.           Option and Easement Agreement between Ruben Javier and Diana M. Diaz and Duke Energy Luna, LLC dated June 19, 2001 recorded at Reception No. 2001-05724 in the Real Property Records of Luna County, New Mexico.

25.           Amendment to Option and Easement Agreement between Ruben Javier and Diana M. Diaz and Duke Energy Luna, LLC dated January 12, 2002 recorded at Reception No. 2002-01266 in the Real Property Records of Luna County, New Mexico

26.           Option and Easement Agreement between Lee Roy and Susana L. Hayes and Duke Energy Luna, LLC dated June 25, 2001 recorded at Reception No. 2001-05202 in the Real Property Records of Luna County, New Mexico

27.           Amendment to Option and Easement Agreement between Lee Roy and Susana L. Hayes and Duke Energy Luna, LLC dated February 26, 2002 recorded at Reception No. 2002‑06363 in the Real Property Records of Luna County, New Mexico

28.           Option and Easement Agreement between Lee and Margaret Baker Trust B., Lee R. Baker, Trustee and Duke Energy Luna, LLC dated June 19, 2001 recorded at Reception No. 2001-03203 in the Real Property Records of Luna County, New Mexico

29.           Amendment to Option and Easement Agreement between Lee and Margaret Baker Trust B., Lee R. Baker, Trustee and Duke Energy Luna, LLC dated October 13, 2001 recorded at Reception No. 2002-06519 in the Real Property Records of Luna County, New Mexico

30.           Pipe Line License granted by Southwestern Railroad, Inc. to Duke Energy Luna, LLC dated July 16, 2002

31.           Pipeline License 01-21740 between The Burlington Northern and Santa Fe Railway Company and Duke Energy Luna, LLC dated September 6, 2001 recorded at Reception No. 2002-06514 in the Real Property Records of Luna County, New Mexico

32.           Pipeline License 01-21741 between The Burlington Northern and Santa Fe Railway Company and Duke Energy Luna, LLC dated September 6, 2001 recorded at Reception No. 2002-06511 in the Real Property Records of Luna County, New Mexico

33.           Pipeline License 01-21738 between The Burlington Northern and Santa Fe Railway Company and Duke Energy Luna, LLC dated September 6, 2001 recorded at Reception No. 2002-06515 in the Real Property Records of Luna County, New Mexico

34.           Pipeline License 01-22634 between The Burlington Northern and Santa Fe Railway Company and Duke Energy Luna, LLC dated April 12, 2002

35.           Access Agreement between Rio Mimbres Corporation (Country Club) and Duke Energy Luna, LLC dated February 26, 2002

36.           Contractor's Right of Entry Agreement granted to Holloman Construction Company by Union Pacific Railroad Company December 20, 2001

37.           Pipeline Crossing Agreement between Union Pacific Railroad Company and Duke Energy Luna, LLC dated December 5, 2001

38.           Contractor's Right of Entry Agreement granted to Holloman Construction Company by Union Pacific Railroad Company December 20, 2001

39.           Pipeline Crossing Agreement between Union Pacific Railroad Company and Duke Energy Luna, LLC dated December 5, 2001

40.           Pipeline Crossing Agreement between Union Pacific Railroad Company and Duke Energy Luna, LLC dated June 24, 2002

41.           Option for Right-of-Way Agreement from Diaz Brothers Farms to Duke Energy North America, LLC, dated as of December 20, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03814, as assigned to Duke Energy Luna, LLC pursuant to that certain Assignment of Easements and Rights-of-Way (the "Master Assignment of Easements") by and between Duke Energy North America, LLC and Duke Energy Luna, LLC, dated as of July 8, 2004, recorded in the Real Property Records of Luna County, New Mexico on September 9, 2004 under Reception No. 2004-05152

42.           Option for Right-of-Way Agreement from William M. Snyder to Duke Energy North America, LLC, dated as of October 20, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03822, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

43.           Option for Right-of-Way Agreement from Walter Glenn Nabours to Duke Energy North America, LLC, dated as of October 4, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03821, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

44.           Option for Right-of-Way Agreement from Paolo D'Andrea and Sylvia D'Andrea to Duke Energy North America, LLC, dated as of November 1, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03820, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

45.           Option for Right-of-Way Agreement from Joe Allen Deckert, Ruth Ann Eaves as Executrix for the Estate of Margery Ann Darling to Duke Energy North America, LLC, dated as of October 15, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03823, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

46.           Option for Right-of-Way Agreement from The Corporation of the Presiding Bishop of the Church of Jesus Christ of the Latter Day Saints to Duke Energy North America, LLC, dated as of December 12, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03816, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

47.           Option for Right-of-Way Agreement from Emily Holtkamp McElroy and H.N. McElroy to Duke Energy North America, LLC, dated as of October 17, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03815, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

48.           Option for Right-of-Way Agreement from The Corporation of the Presiding Bishop of the Church of Jesus Christ of the Latter Day Saints to Duke Energy North America, LLC, dated as of December 12, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03817, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

49.           Option for Right-of-Way Agreement from Wamel Lands, Inc. to Duke Energy North America, LLC, dated as of November 26, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03819, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

50.           Valve and Road Easement from The Corporation of the Presiding Bishop of the Church of Jesus Christ of the Latter Day Saints to Duke Energy North America, LLC, dated as of December 12, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03818, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

51.           Pipeline Crossing Agreement between Union Pacific Railroad Company and Duke Energy Luna, LLC dated June 24, 2002 to construct a natural gas pipe line crossing at Mile Post 1204.26 on the Lordsburg Subdivision

52.           Easement dated July 9, 2002 from The City of Deming, New Mexico to Duke Energy Luna, LLC recorded at Reception No. 2004-06142 in the Real Property Records of Luna County, New Mexico

53.           Option and Easement Agreement between Iris E. Wray, aka Iris E. Schroeder and Duke Energy Luna, LLC dated November 12, 2001 recorded at Reception No. 2001-05572 in the Real Property Records of Luna County, New Mexico

54.           Option and Easement Agreement between Iris E. Wray, aka Iris E. Schroeder and Duke Energy Luna, LLC dated November 12, 2001 recorded at Reception No. 2001-05571 in the Real Property Records of Luna County, New Mexico

55.           Option and Easement Agreement between Velva W. Hurt and Lawrence B. Hurt and Duke Energy Luna, LLC dated October 22, 2001 recorded at Reception No. 2001-05188 in the Real Property Records of Luna County, New Mexico

56.           Option and Easement Agreement between Velva W. Hurt and Lawrence B. Hurt and Duke Energy Luna, LLC dated October 22, 2001 recorded at Reception No. 2001-05187 in the Real Property Records of Luna County, New Mexico

57.           Option and Easement Agreement between Hurt Cattle Co., Inc. and Duke Energy Luna, LLC dated October 22, 2001 recorded at Reception No. 2001-05186 in the Real Property Records of Luna County, New Mexico

58.           Option and Easement Agreement between Hurt Cattle Co., Inc. and Duke Energy Luna, LLC dated October 22, 2001 recorded at Reception No. 2001-05185 in the Real Property Records of Luna County, New Mexico

59.           Option and Easement Agreement between Hurt Cattle Co., Inc. and Duke Energy Luna, LLC dated October 22, 2001 recorded at Reception No. 2001-05184 in the Real Property Records of Luna County, New Mexico

60.           Option and Easement Agreement between Olin J. Offutt and Ruth Offutt Revocable Trust and Duke Energy Luna, LLC dated June 19, 2001 recorded at Reception No. 2001-05090 in the Real Property Records of Luna County, New Mexico

61.           Option and Easement Agreement between Raymond A. Rackley and Mamie O. Rackley and Duke Energy Luna, LLC dated June 19, 2001 recorded at Reception No. 2001-05088 in the Real Property Records of Luna County, New Mexico

62.           Easement Agreement between Richard Waldrop and Roberta Waldrop and Duke Energy Luna, LLC dated June 19, 2001 recorded at Reception No. 2001-05084 in the Real Property Records of Luna County, New Mexico

Schedule 2B

Excluded Contracts

1.             Interconnection Agreement between Duke Energy Luna, LLC and El Paso Electric Company, Public Service Company of New Mexico and Texas-New Mexico Power Company dated December 21, 2001 to be effective December 26, 2001

2.             First Amendment dated April 30, 2003 to the Interconnection Agreement between Duke Energy Luna, LLC and El Paso Electric Company, Public Service Company of New Mexico and Texas‑New Mexico Power Company dated December 21, 2001

3.             Maintenance Agreement between Duke Energy Luna, LLC and James Hamilton Construction Co., dated December 20, 2002